                                                             EXHIBIT NUMBER 99.1

Investor Contact:          W. Larry Cash
                           Executive Vice President
                           and Chief Financial Officer
                           (615) 373-9600


                 COMMUNITY HEALTH SYSTEMS, INC. ANNOUNCES STRONG
           FOURTH QUARTER 2000 RESULTS WITH NET OPERATING REVENUE AND
                          ADJUSTED EBITDA UP OVER 28%
                     --------------------------------------
     COMPLETED 164 BED HOSPITAL ACQUISITION IN DECEMBER, ITS SEVENTH IN 2000


BRENTWOOD, Tenn. (February 21, 2001) -- Community Health Systems, Inc. (NYSE:
CYH), today announced financial and operating results for the fourth quarter and year ended December 31, 2000.

    Net operating revenues for the fourth quarter ended December 31, 2000, totaled $369.3 million, a 28.1% increase compared with $288.2 million for the fourth quarter ended December 31, 1999. Adjusted EBITDA for the fourth quarter of 2000 was $70.1 million compared with $54.7 million in the fourth quarter of 1999, representing a 28.1% increase. Net income was $7.2 million, or $0.09 per share (diluted), on 84.1 million average shares outstanding for the quarter ended December 31, 2000, compared with $(12.4) million loss, or $(0.23) per share (diluted), on 54.5 million average shares outstanding for the same period last year.

    The consolidated financial results for the fourth quarter ended December 31, 2000, reflect a 20.2% increase in total admissions, and a 18.4% increase in adjusted admissions, compared with the fourth quarter of 1999. On a same hospitals basis, net revenues in the fourth quarter of 2000 increased 11.7%, admissions increased 5.2%, and adjusted admissions increased 3.4% compared with the same period last year.

    Net operating revenues for the year ended December 31, 2000, totaled $1,337.5 million, compared with $1,080.0 million for the year ended December 31, 1999, a 23.8% increase. Adjusted EBITDA for the year ended December 31, 2000, was $252.7 million compared with $204.2 million for the same period in 1999, representing a 23.8% increase. Net income was $9.6 million, or $0.14 per share (diluted) on 69.2 million average shares outstanding for the year ended December 31, 2000, compared with $(16.8) million loss, or $(0.31) per share (diluted), on
54.5 million average shares outstanding for the year ended December 31, 1999.

    The consolidated financial results for the year ended December 31, 2000, reflect a 19.0% increase in total admissions, and a 20.9% increase in adjusted admissions, compared with the year ended December 31, 1999. On a same hospitals basis, net revenues for the year 2000 increased 10.3%, admissions increased 6.3%, and adjusted admissions increased 7.3% compared with the year 1999.

CYH Announces Fourth Quarter 2000 Results
Page 2
February 21, 2001

    The 54.4% and 26.8% increases in the weighted average number of shares (diluted) outstanding for the fourth quarter and year ended December 31, 2000, respectively, are due principally to the Company's initial public offering in June 2000, a secondary public offering in November 2000 and, to a lesser extent, stock options granted during 2000.

    As announced on December 1, 2000, the Company acquired and commenced operations of Northeast Regional Medical Center, a 164-bed acute care facility located in Kirksville, Missouri. The facility is the sole community provider of hospital services in Adair County, which is located approximately 100 miles north of Columbia, Missouri.

    "Our strong financial and operating performance which continued during the fourth quarter of 2000 reflects favorable momentum and growth for Community Health Systems," commented Wayne T. Smith, president and chief executive officer. "We are particularly pleased with the positive operating trends and the strong level of execution in our hospitals as demonstrated by our same store growth in revenues and EBITDA. We are confident about our ability to meet our strategic objectives and provide quality healthcare services in the non-urban communities that we serve."

    Community Health Systems, Inc., a leading provider of non-urban acute healthcare services, currently owns or operates 52 hospitals across 20 states. These facilities, together with their medical staffs, provide a wide range of inpatient and outpatient acute care services and a variety of specialty services.

    Community Health Systems, Inc. will hold a conference call to discuss this press release on Thursday, February 22, 2001 at 10:30 a.m. CST, 11:30 a.m. EST. Investors will have the opportunity to listen to the conference call over the Internet through the Company's web site at www.chs.net. The call will also be broadcast on www.streetevents.com. To listen to the live call, please go to the web site at least fifteen minutes early to register, download, and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call and continue through March 22, 2001.

    STATEMENTS CONTAINED IN THIS NEWS RELEASE REGARDING EXPECTED OPERATING RESULTS AND OTHER EVENTS ARE FORWARD-LOOKING STATEMENTS THAT INVOLVE RISK AND UNCERTAINTIES. ACTUAL FUTURE EVENTS OR RESULTS MAY DIFFER MATERIALLY FROM THESE STATEMENTS. READERS ARE REFERRED TO THE DOCUMENTS FILED BY COMMUNITY HEALTH SYSTEMS, INC. WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANY'S REGISTRATION STATEMENT ON FORM S-1 (REGISTRATION STATEMENT NO. 333-47354) AND FORM 10-Q FOR THE QUARTERS ENDED JUNE 30, 2000 AND SEPTEMBER 30, 2000. THESE FILINGS IDENTIFY IMPORTANT RISK FACTORS AND OTHER UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE CONTAINED IN THE FORWARD LOOKING STATEMENTS.

                         COMMUNITY HEALTH SYSTEMS, INC.
                         UNAUDITED FINANCIAL HIGHLIGHTS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                             THREE MONTHS ENDED                 YEAR ENDED
                                                DECEMBER 31,                   DECEMBER 31,
                                        ---------------------------    ---------------------------
                                            2000           1999            2000           1999
                                        ------------   ------------    ------------   ------------
Net operating revenues                  $    369,267   $    288,232    $  1,337,501   $  1,079,953

Adjusted EBITDA                         $     70,111   $     54,728    $    252,736   $    204,185

Net income (loss)                       $      7,212   $    (12,437)   $      9,569   $    (16,789)

Net income (loss) per share - basic     $       0.09   $      (0.23)   $       0.14   $      (0.31)

Weighted average number of shares
   outstanding (basic)                        81,718         54,460          67,610         54,545

Net income (loss) per share - diluted   $       0.09   $      (0.23)   $       0.14   $      (0.31)

Weighted average number of shares
   outstanding (diluted)                      84,067         54,460          69,187         54,545

                         COMMUNITY HEALTH SYSTEMS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                    UNAUDITED
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                       THREE MONTHS ENDED                YEAR ENDED
                                                          DECEMBER 31,                  DECEMBER 31,
                                                 ---------------------------    ---------------------------
                                                     2000           1999            2000           1999
                                                 ------------   ------------    ------------   ------------
Net operating revenues                           $    369,267   $    288,232    $  1,337,501   $  1,079,953
                                                 ------------   ------------    ------------   ------------

Operating expenses:

   Salaries and benefits                              140,739        110,111         517,392        419,320
   Provision for bad debts                             34,517         25,893         122,303         95,149
   Supplies                                            41,795         33,950         154,211        126,693
   Other operating expenses                            82,105         63,550         290,859        234,606
   Depreciation and amortization                       19,366         15,612          71,931         56,943
   Amortization of goodwill                             6,773          6,427          25,693         24,708
   Year 2000 remediation costs                              -         15,579               -         17,279
                                                 ------------   ------------    ------------   ------------

      Total expenses                                  325,295        271,122       1,182,389        974,698
                                                 ------------   ------------    ------------   ------------

Income from operations                                 43,972         17,110         155,112        105,255

Interest expense, net                                  29,656         31,062         127,370        116,491
                                                 ------------   ------------    ------------   ------------

Income (loss) before income taxes                      14,316        (13,952)         27,742        (11,236)

Provision for (benefit from) income taxes               7,104         (1,515)         18,173          5,553
                                                 ------------   ------------    ------------   ------------

Net income (loss)                                $      7,212   $    (12,437)   $      9,569   $    (16,789)
                                                 ============   ============    ============   ============

Basic net income (loss) per common share         $       0.09   $      (0.23)   $       0.14   $      (0.31)
                                                 ============   ============    ============   ============

Diluted net income (loss) per common share       $       0.09   $      (0.23)   $       0.14   $      (0.31)
                                                 ============   ============    ============   ============

Weighted average number of shares outstanding:

   Basic                                               81,718         54,460          67,610         54,545
                                                 ============   ============    ============   ============
   Diluted                                             84,067         54,460          69,187         54,545
                                                 ============   ============    ============   ============

                         COMMUNITY HEALTH SYSTEMS, INC.
                             SELECTED OPERATING DATA
                                ($ in thousands)

                                                          FOR THE THREE MONTHS ENDED DECEMBER 31,
                                           ---------------------------------------------------------------------------
                                                        CONSOLIDATED                          SAME HOSPITALS
                                           ------------------------------------    -----------------------------------
                                              2000          1999       % CHANGE       2000          1999      % CHANGE
                                           ----------    ----------    --------    ----------    ----------   --------
Number of hospitals                                52            46                        44            44
Licensed beds                                   4,688         4,115                     3,958         3,954
Beds in service                                 3,587         3,123                     3,044         3,013
Admissions                                     38,420        31,961        20.2%       32,921        31,288       5.2%
Adjusted admissions                            68,846        58,130        18.4%       58,850        56,898       3.4%
Patient days                                  145,396       122,765        18.4%      125,674       120,158       4.6%
Average length of stay (days)                     3.8           3.8                       3.8           3.8
Occupancy rate (beds in service)                45.3%         43.2%                     45.2%         43.8%
Net operating revenues                       $369,267      $288,232        28.1%     $312,376      $279,601      11.7%
Net inpatient revenue as a % of
   Total net operating revenue                  52.9%         52.5%                     52.7%         52.7%
Net outpatient revenue as a % of
   Total net operating revenue                  45.9%         45.8%                     46.1%         46.0%
Adjusted EBITDA as a % of
  net operating revenue                         19.0%         19.0%                     19.8%         18.9%


                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                           ---------------------------------------------------------------------------
                                                        CONSOLIDATED                          SAME HOSPITALS
                                           ------------------------------------    -----------------------------------
                                              2000          1999       % CHANGE       2000          1999      % CHANGE
                                           ----------    ----------    --------    ----------    ----------   --------
Number of hospitals                                52            46                        44            44
Licensed beds                                   4,688         4,115                     3,958         3,954
Beds in service                                 3,587         3,123                     3,044         3,013
Admissions                                    143,310       120,414        19.0%      125,207       117,768        6.3%
Adjusted admissions                           262,419       217,006        20.9%      227,780       212,246        7.3%
Patient days                                  548,827       478,658        14.7%      481,620       467,884        2.9%
Average length of stay (days)                     3.8           4.0                       3.8           4.0
Occupancy rate (beds in service)                44.6%         44.1%                     45.1%         44.8%
Net operating revenues                     $1,337,501    $1,079,953        23.8%   $1,155,850    $1,047,950       10.3%
Net inpatient revenue as a % of
   Total net operating revenue                  51.0%         52.7%                     51.3%         52.8%
Net outpatient revenue as a % of
   Total net operating revenue                  47.3%         45.5%                     47.1%         45.6%
Adjusted EBITDA as a % of
   net operating revenue                        18.9%         18.9%                     19.9%         18.8%

                         COMMUNITY HEALTH SYSTEMS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)
                             (DOLLARS IN THOUSANDS)


                                                                  DECEMBER 31,
                                                          ----------------------------
                                                              2000            1999
                                                          ------------    ------------
ASSETS

Current assets:

    Cash and cash equivalents                             $     13,740    $      4,282
    Patient accounts receivable, net                           309,826         226,350
    Other current assets                                        85,011          69,864
                                                          ------------    ------------

        TOTAL CURRENT ASSETS                                   408,577         300,496
                                                          ------------    ------------

Property and equipment                                         850,201         731,842
    Less accumulated depreciation and amortization            (142,120)       (108,499)
                                                          ------------    ------------

        Property and equipment, net                            708,081         623,343
                                                          ------------    ------------

Goodwill, net                                                  985,568         877,890
                                                          ------------    ------------

Other assets, net                                              111,611          93,355
                                                          ------------    ------------

        TOTAL ASSETS                                      $  2,213,837    $  1,895,084
                                                          ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

    Current maturities of long-term debt                  $     18,433    $     27,029
    Accounts payable and accrued liabilities                   222,440         208,248
                                                          ------------    ------------

        TOTAL CURRENT LIABILITIES                              240,873         235,277
                                                          ------------    ------------

Long-term debt                                               1,201,590       1,407,604
                                                          ------------    ------------

Other long-term liabilities                                     15,200          22,495
                                                          ------------    ------------

Stockholders' equity                                           756,174         229,708
                                                          ------------    ------------

        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY        $  2,213,837    $  1,895,084
                                                          ============    ============